Exhibit 99.2
Boise Cascade Company
Quarterly Statistical Information

Wood Products Segment
	2022
	Q1	Q2	Q3	Q4	YTD
LVL sales volume (MCF)	4,641	4,586			9,227
I-joist sales volume (MELF)	65,362	69,467			134,829
Plywood sales volume (MSF 3/8")	316,941	280,594			597,535
Lumber sales volume (MBF)	17,139	16,935			34,074
LVL mill net sales price ($/CF)	$26.40	$28.47			$27.43
I-joist mill net sales price ($/MELF)	$1,877	$2,066			$1,974
Plywood net sales price ($/MSF 3/8")	$689	$569			$633
Lumber net sales price ($/MBF)	$1,011	$1,214			$1,112
Segment sales (000)	$558,944	$536,030			$1,094,974
Segment income (000)	$190,116	$154,101			$344,217
Segment depreciation and amortization (000)	$13,640	$13,653			$27,293
Segment EBITDA (000)[1]	$203,756	$167,754			$371,510
EBITDA as a percentage of sales	36.5%	31.3%			33.9%
Capital spending (000)	$8,986	$12,861			$21,847
Receivables (000)	$120,960	$113,395
Inventories (000)	$181,810	$191,411
Accounts payable (000)	$53,797	$65,272

	2021
	Q1	Q2	Q3	Q4	YTD
LVL sales volume (MCF)	4,359	4,705	4,647	4,518	18,229
I-joist sales volume (MELF)	71,586	75,697	76,218	66,983	290,484
Plywood sales volume (MSF 3/8")	303,302	337,593	313,759	304,285	1,258,939
Lumber sales volume (MBF)	19,273	21,138	17,658	18,935	77,004
LVL mill net sales price ($/CF)	$19.00	$19.63	$22.30	$25.96	$21.73
I-joist mill net sales price ($/MELF)	$1,319	$1,363	$1,575	$1,822	$1,514
Plywood net sales price ($/MSF 3/8")	$556	$878	$561	$401	$606
Lumber net sales price ($/MBF)	$975	$1,200	$1,184	$804	$1,043
Segment sales (000)	$432,335	$594,569	$497,316	$446,584	$1,970,804
Segment income (000)	$97,052	$213,761	$122,056	$98,366	$531,235
Segment depreciation and amortization (000)	$13,346	$14,128	$13,914	$13,861	$55,249
Segment EBITDA (000)[1]	$110,398	$227,889	$135,970	$112,227	$586,484
EBITDA as a percentage of sales	25.5%	38.3%	27.3%	25.1%	29.8%
Capital spending (000)	$7,047	$7,673	$11,422	$22,138	$48,280
Receivables (000)	$100,595	$124,757	$95,307	$164,373
Inventories (000)	$167,618	$182,465	$173,854	$169,451
Accounts payable (000)	$47,515	$69,939	$57,129	$45,662

Boise Cascade Company
Quarterly Statistical Information (continued)

Wood Products Segment (continued)
	2020
	Q1	Q2	Q3	Q4	YTD
LVL sales volume (MCF)	4,673	3,847	4,560	4,262	17,342
I-joist sales volume (MELF)	59,487	49,514	63,000	68,784	240,785
Plywood sales volume (MSF 3/8")	317,843	313,995	315,950	305,159	1,252,947
Lumber sales volume (MBF)	22,807	21,901	21,592	19,794	86,094
LVL mill net sales price ($/CF)	$18.50	$18.36	$18.14	$18.04	$18.26
I-joist mill net sales price ($/MELF)	$1,276	$1,260	$1,237	$1,212	$1,244
Plywood net sales price ($/MSF 3/8")	$267	$287	$428	$407	$347
Lumber net sales price ($/MBF)	$520	$535	$596	$820	$612
Segment sales (000)	$320,061	$281,505	$363,674	$358,661	$1,323,901
Segment income (000)	$3,763	$17,074	$66,035	$40,848	$127,720
Segment depreciation and amortization (000)[2]	$29,603	$13,931	$13,938	$13,669	$71,141
Segment EBITDA (000)[1]	$33,366	$31,005	$79,973	$54,517	$198,861
EBITDA as a percentage of sales	10.4%	11.0%	22.0%	15.2%	15.0%
Capital spending (000)	$11,341	$5,644	$6,316	$14,929	$38,230
Receivables (000)	$69,136	$67,674	$86,892	$62,994
Inventories (000)	$164,230	$140,120	$136,681	$149,374
Accounts payable (000)	$44,315	$38,898	$48,194	$44,593

[1]Segment EBITDA is calculated as segment income before depreciation and amortization.
[2]Segment depreciation and amortization in first quarter 2020 includes accelerated depreciation of $15.0 million to fully depreciate the curtailed I-joist production assets at our Roxboro, North Carolina facility.

Boise Cascade Company
Quarterly Statistical Information (continued)

Building Materials Distribution Segment
	2022
	Q1	Q2	Q3	Q4	YTD
Commodity sales	52.2%	44.9%			48.5%
General line sales	29.1%	32.9%			31.0%
EWP sales	18.7%	22.2%			20.5%
Total sales (000)	$2,111,833	$2,131,200			$4,243,033
Gross margin[1]	18.0%	13.9%			15.9%
Segment income (000)	$225,892	$154,308			$380,200
Segment depreciation and amortization (000)	$6,576	$6,728			$13,304
Segment EBITDA (000)[2]	$232,468	$161,036			$393,504
EBITDA as a percentage of sales	11.0%	7.6%			9.3%
Capital spending (000)	$7,892	$10,009			$17,901
Receivables (000)	$616,040	$540,167
Inventories (000)	$622,858	$612,196
Accounts payable (000)	$479,584	$413,235

	2021
	Q1	Q2	Q3	Q4	YTD
Commodity sales	55.4%	60.2%	44.8%	43.7%	51.6%
General line sales	28.9%	26.1%	33.7%	33.1%	30.2%
EWP sales	15.7%	13.7%	21.5%	23.2%	18.2%
Total sales (000)	$1,634,777	$2,172,744	$1,721,244	$1,645,513	$7,174,278
Gross margin[1]	15.1%	15.6%	7.9%	16.2%	13.8%
Segment income (000)	$120,219	$206,338	$16,565	$137,963	$481,085
Segment depreciation and amortization (000)	$5,819	$5,917	$6,013	$6,258	$24,007
Segment EBITDA (000)[2]	$126,038	$212,255	$22,578	$144,221	$505,092
EBITDA as a percentage of sales	7.7%	9.8%	1.3%	8.8%	7.0%
Capital spending (000)[3]	$6,247	$10,499	$7,978	$32,833	$57,557
Receivables (000)	$497,466	$542,524	$445,542	$408,948
Inventories (000)	$444,082	$544,739	$470,516	$491,220
Accounts payable (000)	$438,562	$474,906	$391,742	$377,563

Boise Cascade Company
Quarterly Statistical Information (continued)

Building Materials Distribution Segment (continued)
	2020
	Q1	Q2	Q3	Q4	YTD
Commodity sales	41.9%	43.2%	50.0%	49.7%	46.6%
General line sales	37.9%	39.5%	33.6%	32.6%	35.6%
EWP sales	20.2%	17.3%	16.4%	17.7%	17.8%
Total sales (000)	$1,049,997	$1,134,260	$1,437,683	$1,330,078	$4,952,018
Gross margin[1]	12.6%	13.4%	16.4%	13.0%	14.0%
Segment income (000)	$29,302	$43,210	$107,901	$67,081	$247,494
Segment depreciation and amortization (000)	$5,344	$5,584	$5,686	$5,846	$22,460
Segment EBITDA (000)[2]	$34,646	$48,794	$113,587	$72,927	$269,954
EBITDA as a percentage of sales	3.3%	4.3%	7.9%	5.5%	5.5%
Capital spending (000)	$6,528	$4,358	$11,708	$17,382	$39,976
Receivables (000)	$304,082	$322,430	$386,236	$349,628
Inventories (000)	$372,084	$316,008	$317,646	$354,106
Accounts payable (000)	$282,886	$297,147	$357,381	$269,650

1We define gross margin as "Sales" less "Materials, labor, and other operating expenses (excluding depreciation)." Substantially all costs included in "Materials, labor, and other operating expenses (excluding depreciation)" for our Building Materials Distribution segment are for inventory purchased for resale. Gross margin percentage is gross margin as a percentage of segment sales.

[2]Segment EBITDA is calculated as segment income before depreciation and amortization.
[3]During 2021, capital spending in fourth quarter includes approximately $15 million to purchase a BMD property in Walton, Kentucky to expand our service capabilities in the Cincinnati and surrounding markets.

Boise Cascade Company
Quarterly Statistical Information (continued)
Reconciliation of Non-GAAP Financial Measures
(in thousands)

Total Boise Cascade Company

EBITDA represents income before interest (interest expense and interest income), income taxes, and depreciation and amortization. Additionally, we disclose Adjusted EBITDA, which further adjusts EBITDA to exclude the change in fair value of interest rate swaps and loss on extinguishment of debt. The following tables reconcile net income to EBITDA and Adjusted EBITDA for the periods noted below:
	2022
	Q1	Q2	Q3	Q4	YTD

Net income	$302,600	$218,111			$520,711
Interest expense	6,254	6,317			12,571
Interest income	(65)	(1,385)			(1,450)
Income tax provision	98,866	73,886			172,752
Depreciation and amortization	20,543	20,694			41,237
EBITDA	428,198	317,623			745,821
Change in fair value of interest rate swaps	(2,066)	(394)			(2,460)
Adjusted EBITDA	$426,132	$317,229			$743,361

	2021
	Q1	Q2	Q3	Q4	YTD

Net income	$149,156	$302,556	$91,699	169,075	$712,486
Interest expense	5,875	6,347	6,279	6,305	24,806
Interest income	(59)	(51)	(63)	(22)	(195)
Income tax provision	51,448	101,026	31,158	52,733	236,365
Depreciation and amortization	19,539	20,420	20,299	20,495	80,753
EBITDA	225,959	430,298	149,372	248,586	1,054,215
Change in fair value of interest rate swaps	(1,024)	25	(59)	(687)	(1,745)
Adjusted EBITDA	$224,935	$430,323	$149,313	247,899	$1,052,470

	2020
	Q1	Q2	Q3	Q4	YTD

Net income	$12,200	$33,586	$103,192	$26,001	$174,979
Interest expense	6,421	6,633	7,002	6,167	26,223
Interest income	(655)	(190)	(113)	(41)	(999)
Income tax provision	4,007	11,334	34,633	61,358	111,332
Depreciation and amortization	35,332	19,899	20,029	19,909	95,169
EBITDA	57,305	71,262	164,743	113,394	406,704
Change in fair value of interest rate swaps	2,314	514	(147)	(255)	2,426
Loss on extinguishment of debt	—	—	13,968	—	13,968
Adjusted EBITDA	$59,619	$71,776	$178,564	$113,139	$423,098

For additional information regarding the non-GAAP measures presented in this document, please refer to our press release announcing our second quarter 2022 financial results, a copy of which is attached as Exhibit 99.1 to our Current Report on Form 8-K furnished to the Securities and Exchange Commission on August 1, 2022.